                                                     Filed Pursuant to Rule 497e
                                                     File No. 333-67701

                                                            January 5, 2005
                                                                  Supplement

[GRAPHIC OMITTED]

SUPPLEMENT DATED JANUARY 5, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       MORGAN STANLEY PRIME INCOME TRUST
                             Dated January 27, 2004

     The disclosure in the Fund's Statement of Additional Information should be amended to include the following disclosure in a new section entitled "Revenue
Sharing" immediately following the section entitled "Portfolio Transactions ":

REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own trusts and not as an expense of the Trust, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Trust shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Trust shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Trust. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Trust and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Trust and/or some or all other Morgan Stanley Funds), the Trust's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     On sales (except purchases through 401(k) platforms) through Morgan
Stanley DW's Mutual Fund Network:

    o An amount equal to 0.20% of gross sales of Trust shares; and

    o As of January 1, 2001, for those shares purchased after January 1, 2000, an annual fee in an amount up to 0.05% of the value of such Trust shares held for a one-year period or more.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Trust over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Trust. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Trust shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.